UNITED STATES
			SECURITIES AND EXCHANGE COMMISSION
				Washington, D.C. 20549

				   FORM 8-K

				CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): date July 7, 2016


				THE EVEREST FUND, L.P.
		(Exact name of registrant as specified in its charter)

                 Iowa 			0-17555 	    42-1318186
      (State or other jurisdiction
      of incorporation) 	(Commission file number) (IRS Employer
      							Identification No.)


			1100 North 4th Street
				Suite 143
			Fairfield, Iowa 52556
		(Address of principal executive offices)

Registrant's telephone number, including area code: (641) 472-5500

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)


      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Date:  July 7, 2016


National Futures Association
Compliance Department
300 South Riverside Plaza, #1800
Chicago, IL   60606

Commodity Futures Trading Commission
Three Lafayette Centre
1155 21st Street, N.W.
Washington, DC   20581


The Everest Fund, L.P. (NFA ID# P001601)

Please be notified that on July 7, 2016 The Everest Fund, L.P.
(NFA ID# P001601)has dismissed its independent registered accounting firm Donahue Associates, LLC, 27 Beach Road- C05A
Monmouth Beach, NJ 07750.

The PCAOB revoked the registration of Donahue Associates, LLC on June 14, 2016 because of violations of Section 10A(b)(2)PCAOB rule 3502 and auditing standard No.7, Engagement Quality Review (AS 7).

The Board of Directors of the Registrant approved the dismissal of Donahue Associates, LLC as its independent auditor.

During two most recent years 2014 and 2015 and subsequent interim period before Donahue Associates, LLC were dismissed there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures or compliance with the applicable rules of the Commission.

There were no reportable events under 304(a)(1)(v) of Regulation SK.

Donahue Associates, LLC's reports on The Everest Fund, L.P.'s financial statements for fiscal years 2014 and 2015, did not contain any adverse opinion, disclaimer of opinion or qualification.

We provided Donahue Associates, LLC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agreed with the statements made in this Form 8-K. A copy of the letter provided by Donahue Associates, LLC is attached to this Form 8-K as Exhibit 16.1.









Exhibit 16.1
Change of Accountants

	The Everest Fund, L.P. (NFA ID# P001601)

July 7, 2016

Securities and Exchange Commission Washington, D.C. 20549

Commissioners:


We have read The Everest Fund, L.P.'s statements included under Item 4.01 of its Form 8-K filed on July 7, 2016 and we agree with such statements concerning our firm.

Sincerely,



Donahue Associates, LLC





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       July 7, 2016


      THE EVEREST FUND, L.P.

      By: Everest Asset Management, Inc.,
      General Partner

      By: /s/ Peter Lamoureux


        Peter Lamoureux
        President, Secretary, Treasurer and Director